EXHIBIT 23.1--CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 2005 appearing in ANTs software inc.'s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission on March 14, 2005.


Dated:  April 22, 2005
                                        /s/   Burr, Pilger & Mayer, LLC
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